Exhibit 10.6

AMENDMENT NO. 3 TO

PAYMENT UNDERTAKING AGREEMENT

Dated as of March 24, 2006

between

OLD DOMINION ELECTRIC COOPERATIVE

and

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK

B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

CLOVER UNIT 1 GENERATING FACILITY

AND

COMMON FACILITIES

AMENDMENT NO. 3 TO PAYMENT UNDERTAKING AGREEMENT

This AMENDMENT NO. 3 TO PAYMENT UNDERTAKING AGREEMENT, dated as of March 24, 2006 (this “Amendment No. 3”), between OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called “Old Dominion”), and COÖPERATIEVE CENTRALE RAIFFEISEN— BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, New York Branch (herein in such capacity, together with its successors and assigns, called the “Bank”).

WHEREAS, Old Dominion and the Bank entered into a Payment Undertaking Agreement, dated as of February 29, 1996 (as amended and in effect from time to time, the “Payment Undertaking Agreement”);

WHEREAS, Old Dominion and the Bank entered into Amendment No. 1 to Payment Undertaking Agreement as of April 1, 1997;

WHEREAS, Old Dominion and the Bank entered into Amendment No. 2 to Payment Undertaking Agreement as of December 19, 2002; and

WHEREAS, the parties hereto wish to further amend the Payment Undertaking Agreement as set forth herein in connection with the optional refinancing of Loan Certificates pursuant to Section 10.3 of the Participation Agreement referred to below.

NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

Capitalized terms used in this Amendment No. 3 and not otherwise defined herein shall have the respective meanings specified in the Payment Undertaking Agreement or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among Old Dominion, State Street Bank and Trust Company (“SSB”), not in its individual capacity but solely as Owner Trustee, First Union National Bank of Florida (“First Union”) and Utrecht-America Finance Co., as Lender and Agent, as amended by (i) Amendment No. 1 to Participation Agreement, dated as of December 19, 2002, among such parties (other than First Union), Wachovia Bank, National Association (formerly known as First Union National Bank, and successor in interest to First Union) and Cedar Hill International Corp., as Series B Lender, (ii) Amendment No. 2 to Participation Agreement, dated as of December 31, 2004, among such parties (other than SSB) and U.S. Bank National Association, not in its individual capacity, but solely as successor to SSB, as Owner Trustee, and (iii) Amendment No. 3 to Participation Agreement, dated as of the date hereof, among such parties (other than Cedar Hill International Corp. and Wachovia Bank, National Association), FGIC Capital Services LLC, as Series B Lender, and First Union Financial Investments, Inc., as successor in interest to Wachovia Bank, National Association, as Owner Participant (as amended and in effect from time to time, the “Participation Agreement”).

SECTION	2. AMENDMENT OF THE PAYMENT UNDERTAKING AGREEMENT

Section 2.1 Amendment to Section 3.2 of Payment Undertaking Agreement. Section 3.2(a)(vi) of the Payment Undertaking Agreement is deleted in its entirety and the word “[Reserved.]” is inserted in lieu thereof.

Section 2.2 Amendment to Schedule A and Schedule B to Payment Undertaking Agreement. Schedule A and Schedule B to the Payment Undertaking Agreement are deleted in their entirety and Schedule A and Schedule B hereto are substituted in lieu thereof, respectively.

SECTION 3. REFERENCE TO AND EFFECT ON THE PAYMENT UNDERTAKING AGREEMENT.

Section 3.1 Reference. Upon the effectiveness of this Amendment No. 3 each reference in the Payment Undertaking Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, to the Payment Undertaking Agreement, shall mean and be a reference to the Payment Undertaking Agreement, as amended hereby.

Section 3.2 Effect. Except as specifically amended hereby, the Payment Undertaking Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

Section 4.1 Governing Law. This Amendment No. 3 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 3 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 3 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 3.

Section 4.3 Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 3.

Section 4.4 Headings. The headings of the sections of this Amendment No. 3 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 4.5 Effectiveness of Amendment No. 3. This Amendment No. 3 has been dated as of the date first above written for convenience only. This Amendment No. 3 shall be effective on the date of execution and delivery by each of Old Dominion and the Bank.

[Signatures Follow on Next Page]

2

IN WITNESS WHEREOF, each of Old Dominion and the Bank has caused this Amendment No. 3 to be duly executed and delivered by their respective officers thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE

By:	/s/ Robert L. Kees
Name:	Robert L. Kees
Title:	Senior Vice President and Chief Financial Officer
Date:	March 24, 2006

COÖPERATIEVE CENTRALE RAIFFEISEN—BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Brett Delfino /s/ Chris Kortlandt
Name:	Brett Delfino
Title:	Executive Director
Date:	March 24, 2006
Name:	Chris Kortlandt
Title:	Managing Director
Date:	March 24, 2006

3

SCHEDULE A

to

Amendment No. 3 to

Payment Undertaking

Agreement

PAYMENT AMOUNTS

Payment Undertaking Payment Date	Payment Amount

SCHEDULE B

to

Amendment No. 3 to

Payment Undertaking

Agreement

EARLY TERMINATION AMOUNTS

Payment Undertaking Payment Date	Early Termination Amount

Old Dominion having pledged its right, title and interest under the Payment Undertaking Agreement to U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, under the Payment Undertaking Pledge Agreement and U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee, having assigned its right, title and interest under the Payment Undertaking Agreement to Utrecht-America Finance Co., as Agent, under the Amended and Restated Loan and Security Agreement, both Utrecht-America Finance Co. and U.S. Bank National Association, as Owner Trustee, have executed this Amendment No. 3 to the Payment Undertaking Agreement for the sole purpose of evidencing their consent hereto.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ David Ganss
Name:	David Ganss
Title:	Assistant Vice President
Date:	March 24, 2006

UTRECHT-AMERICA FINANCE CO., as Agent

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Assistant Secretary
Date:	March 24, 2006

By:	/s/ Kevin Moclair
Name:	Kevin Moclair
Title:	Assistant Treasurer
Date:	March 24, 2006

2